                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              The Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / x /
Filed by a party other than the Registrant /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement

/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14A-6(a)(2))

/ X /  Definitive Proxy Statement

/   /  Definitive Additional Materials

/   /  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

COMMUNICATIONS WORLD INTERNATIONAL, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ x /  No fee required

/   /  Fee computed on table below per Exchange Act Rules 14a-8(i)(1) and 0-11

       (1)      Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
       (2)      Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

                ---------------------------------------------------------------
       (4)      Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
       (5)      Total fee paid:

                ---------------------------------------------------------------

/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

                ---------------------------------------------------------------
       (2)      Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------
       (3)      Filing Party:

                ---------------------------------------------------------------
       (4)      Date Filed:

                ---------------------------------------------------------------

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.

                            7388 SOUTH REVERE PARKWAY
                            ENGLEWOOD, COLORADO 80112

                                   ----------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2000
                                   ----------

         The Annual Meeting of Shareholders of Communications World International, Inc., a Colorado corporation will be held at 2:30 P.M., local time, on Wednesday, November 8, 2000, at our executive offices, 7388 South Revere Parkway, Englewood, Colorado 80112, for the following purposes:

         1. To elect four directors to serve one year terms ending at the next annual meeting, or until their successors are elected and qualified;

         2. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to change our name from Communications World International, Inc. to Active Link Communications, Inc.;

         3. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 75,000,000;

         4. To consider and vote upon a proposal to amend our 1998 Stock Incentive Plan to increase the number of shares of common stock available for Plan purposes by 1,500,000 shares for a total of 2,500,000 shares; and

         5. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the annual meeting and at any and all adjournments or postponements thereof.

                                      BY ORDER OF THE BOARD OF DIRECTORS



Englewood, Colorado                   David E. Welch
October 6, 2000                       Vice President -- Chief Financial Officer
                                      and Secretary

                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.

                            7388 SOUTH REVERE PARKWAY
                            ENGLEWOOD, COLORADO 80112
                                 (303) 721-8200

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2000

                                   ----------

                                 PROXY STATEMENT

                                   ----------


         This Proxy Statement is being furnished to the shareholders of Communications World International, Inc., a Colorado corporation, in connection with the solicitation of proxies by the Board of Directors of our Company for use at the Annual Meeting of Shareholders to be held at our executive offices, 7388 South Revere Parkway, Englewood, Colorado 80112, on Wednesday, November 8, 2000, at 2:30 P.M. (local time), and at any and all adjournments or postponements thereof. It is anticipated that this proxy statement and the enclosed form of proxy will be mailed to our shareholders on or about October 6, 2000.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Record holders of our Common Stock on September 29, 2000 may vote at the annual meeting. On September 29, 2000, there were 8,897,828 shares of Common Stock outstanding. The shares of Preferred Stock will not be voted at the annual meeting. You are entitled to cast one vote for each share of Common Stock you own on the record date. Shareholders do not have the right to vote cumulatively in electing directors.

General Information on Voting

         Your signed proxy will appoint James M. Ciccarelli and Lionel Brown as proxy holders, or your representatives, to vote your shares. If you sign and return your proxy without giving voting directions, the proxy holders will vote your shares

         o        for all of the nominees for director

         o for the amendment to the Articles of Incorporation changing the name of the Company

         o for the amendment to the Articles of Incorporation increasing the authorized shares of Common Stock

         o for the amendment to the 1998 Stock Incentive Plan increasing the number of shares available for Plan purposes

         Shares represented by a proxy marked "abstain" on any matter will be considered present at the annual meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter. Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the annual meeting for purposes of determining a quorum, but will have no effect on the vote.

         If any other matters are properly presented at the annual meeting for consideration, the proxy holders will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the annual meeting.

How You May Revoke or Change Your Vote

         All shares that have been properly voted and not revoked will be voted at the annual meeting in accordance with your instructions. You may revoke your proxy at any time before it is voted at the annual meeting by:

         o        Sending written notice or revocation to the Secretary;

         o        Submitting another proper proxy; or

         o Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Costs of Solicitation

         We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited personally or by telephone by our regular employees or other representatives without additional compensation by us. We intend to reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to beneficial owners.

                              ELECTION OF DIRECTORS

         The current members of the Board of Directors are Samuel D. Addoms, Lionel Brown, James M. Ciccarelli and John Jenkins. Each of the current nominees has been nominated for election to the Board of Directors to serve for a term of one year until the next annual meeting of shareholders or until his successor is elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy will be voted for the election of another person the Board of Directors may nominate in his place, unless you indicate otherwise.

         Vote Required

                  The four candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

                  INFORMATION ABOUT NOMINEES TO THE BOARD OF DIRECTORS

         Please review the following information about the nominees for election to the Board of Directors.

         SAMUEL D. ADDOMS, Director since October 1992, Age 61. Mr. Addoms is President of Frontier Airlines, Inc. He has served in this position since January 1995. From November 1993 to January 1995 he was the Executive Vice President of Frontier Airlines, Inc. He has served as a director of Frontier Airlines, Inc. from November 1993 to the present. Mr. Addoms received a B.A. degree from Wesleyan University.

         LIONEL BROWN, Director since 1998, Age 52. Mr. Brown became our President of the Company in December 1998. He served as Secretary and Chief Operations Officer of Interconnect Acquisition Corporation ("IAC") from its founding in 1997 until its merger with us in October 1998. From 1996 to 1997, he served as the Chief Information Officer of the Reseller Network Division and Exel Source, two operating divisions of Intelligent Electronics, Inc. From 1993 to 1995, he served as the Vice President of Operations and Information Systems for Wireless Telcom, Inc. From 1989 to 1993, he held the position of Vice President of Operations and Information Systems for the Reseller Network Division of Intelligent Electronics, Inc.

         JAMES M. CICCARELLI, Director since 1998, Age 48. Mr. Ciccarelli has served as Chairman and Chief Executive Officer of the Company since July 1998. He served as President and Chief Executive Officer of IAC from its founding in 1997 until its merger with us in October 1998. Mr. Ciccarelli has served as a Director of Birner Dental Management Services, Inc., since 1996. He also serves as a Director of Wireless Telcom, Inc., and has served in that capacity since 1993. From 1990 to 1993, Mr. Ciccarelli was the Vice President of Intelligent Electronics and the President and CEO of its Reseller Network Division from 1987 to 1989. From 1988 to 1990, he was President of Connecting Point of America.

         JOHN JENKINS, Director since August 2000, Age 50. Mr. Jenkins served as Chairman and Chief Executive Officer of TAVA Technologies Inc. from 1995 to 2000. From 1990 to 1995, Mr. Jenkins served as President of Morgan Technical Ceramics, Inc. He currently serves as a director of Colorado MEDtech and Training Devices Inc. Mr. Jenkins received a B.S. degree from the University of Washington and a JD degree from the University of Denver.

Director Meetings, Compensation and Committees

         We do not pay directors for meetings attended. During our fiscal year ended April 30, 2000, our Board of Directors held six meetings and took action at other times by unanimous written consent. Each director attended 75 percent or more of the meetings held during the period he served as director.

         In 1993, we adopted a Non-Discretionary Stock Option Plan for non-employee directors pursuant to which options to purchase up to 20,000 shares of our Common Stock were available for grant to directors who were not employed by us. Options to purchase 2,000 shares of the Common

Stock are currently outstanding and exercisable at $2.00 per share. The Plan expired in November 1997.

         The exercise price for all outstanding options is the fair market value of the Common Stock on the respective grant dates. Each director was entitled to receive options to purchase 1,000 shares of Common Stock on November 1 of each year. The options are exercisable for three years from the date of grant.

         In fiscal 1999, we adopted the 1999 Non-Discretionary Stock Option Plan (the "99 Plan"), pursuant to which options to purchase up to 300,000 shares of common stock may be granted to our non-employee directors. Options to purchase 10,000 shares will be granted to any person becoming a director who is not employed by us or any of our subsidiaries. In addition, each non-employee director will receive options to purchase 10,000 shares annually. If any option grant expires or terminates, all shares which were not issued under the option grant will become available for additional awards under the 1999 Plan. The options are exercisable for five years from the date of grant. In fiscal 1999 and fiscal 2000, options to purchase 20,000 shares were granted to each of the two persons who were non-employee directors at the fair market values on the dates of grant. An option to purchase 10,000 shares at the fair market value on the date of grant was granted to John Jenkins when he became a director in August 2000.

         The Audit Committee is primarily concerned with our financial condition and its responsibilities include: (i) monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; (ii) monitoring the independence and performance of our independent auditors and our accounting department; and (iii) providing an avenue of communication among the independent auditors, management, our accounting department and the Board. The Audit Committee held two meetings in fiscal 2000.

Certain Relationships and Related Transactions

         Effective June 30, 1998, Richard Olson resigned as President and Chief Executive Officer and director. We retained the services of Olson as a consultant for six months thereafter at Olson's previous salary level of $8,500 per month. We also agreed to pay Olson $127,000 at the end of the consulting period, and Olson agreed to repay a $25,000 loan from us, which amounts were subsequently paid. All of Olson's stock options were canceled. We issued a Warrant to Olson entitling Olson to purchase up to 100,000 shares of Common Stock at an exercise price of $1.30 per share. The Warrant will expire on August 11, 2001. We agreed to indemnify Olson for personal guarantees he made of our obligations to Toshiba America Information Systems ("TAIS"). In December 1995, we agreed with TAIS to the transfer of $1,530,950 of current trade accounts payable and a short-term note payable to a long-term note payable. The remaining principal balance of the note on April 30, 2000 was $125,000.

         Effective July 1, 1998, James M. Ciccarelli became Chief Executive Officer. In November 1998, Lionel Brown became President. During fiscal 2000 Mr. Ciccarelli received an average monthly salary of $10,000 and Mr. Brown received an average monthly salary of $7,600. If our financial position improves, it is likely that we will enter into employment agreements with each of these executives at anticipated monthly salaries of $15,000 for Mr. Ciccarelli and $10,000 for Mr. Brown. Options have been granted to Messrs. Ciccarelli and Brown pursuant to the 1998 Stock Incentive Plan.

         In October 1998, we formed a subsidiary, IAC Acquisition Corporation, and completed a merger with IAC. The shareholders of IAC received an aggregate of 1,000 shares of our Series I Preferred Stock, which were converted into an aggregate of 2,000,000 shares of Common Stock upon shareholder approval of an amendment to our Articles of Incorporation. Of the 1,000 shares issued, Mr. Ciccarelli received 500 shares and Mr. Brown received 312.5 shares.

         In September 1997 we entered into an agreement with Century Capital Group, Inc., for Century Capital to provide us with financial advisory and investment banking services. James M. Corboy, who was then a member of the Board, was then President of Century Capital. We agreed to pay Century Capital $1,000 per month and additional compensation if certain acquisitions were completed. In June, 1998, we entered into a new agreement with Century Capital, which superseded the September, 1997 agreement. Century Capital agreed to provide financial advisory services to us, including due diligence and a fairness opinion in connection with our merger with IAC. We paid to Century Capital $32,930 during the period from September, 1997 through April 1999, including a $25,000 fee for a fairness opinion delivered to us in connection with the IAC merger.

         We have used the services of Bathgate McColley Capital Group, LLC ("BMCG"), as a placement agent for offerings in 1998 and 1999 of Common Stock, Preferred Stock and debt. During this period, BMCG sold an aggregate of $3,137,000 in equity and debt securities on our behalf. We paid BMCG an aggregate of $253,667 in commissions, and issued warrants to purchase an aggregate of 250,850 shares of Common Stock. Steven M. Bathgate and Eugene McColley, principals of BMCG, participated as investors in these offerings and are principal shareholders.

Executive  Compensation

The following table sets forth information concerning all compensation paid by us and options granted by us to our Chief Executive Officer and to each officer who earned more than $100,000, during the years ended April 30, 2000, 1999 and 1998.

                           Summary Compensation Table

                                                                               Long-term Compensation
                                                                          ---------------------------------
                                             Annual Compensation                 Awards             Payouts
                                       -------------------------------    --------------------      -------
                                                              Other       Restricted
Name and                                                      Annual        Stock     Options/       LTIP      All Other
Principal Position (1)         Year    Salary $    Bonus   Compensation     Awards      SARs        Payouts   Compensation
------------------------       -----   --------    -----   ------------     ------    --------      -------   ------------
James M. Ciccarelli, Chief     2000    129,004      -0-         -0-           -0-       74,000        -0-          -0-
  Executive Officer            1999     65,600      -0-         -0-           -0-      125,000        -0-          -0-
Mark W. Bennett, Executive
Vice President                 2000    113,077      -0-         -0-           -0-        5,000        -0-          -0-
Richard D. Olson, CEO          1999    102,000      -0-         -0-           -0-      100,000        -0-          -0-
Richard D. Olson, CEO          1998    102,000      -0-         -0-           -0-          -0-        -0-          -0-


         (1) We pay health insurance premiums for Mr. Ciccarelli. The aggregate amount of such compensation is less than either $50,000 or 10% of the total of annual salary and bonus for the above executive officers, which includes automobile expense of approximately $8,400. Mr. Olson resigned as CEO effective June 30, 1998. The compensation listed for Mr. Olson for 1999 includes fees paid to him pursuant to a severance agreement. Mr. Bennett resigned as an officer on May 1, 2000.

                                             Option Grants in Last Fiscal Year
                                      ----------------------------------------------
                                           Number of             Percent of Total
                                      Securities Underlying        Options/SAR's
                                          Options/SAR's         granted to employees       Exercise or         Expiration
Name                                       Granted (#)             in fiscal year      or base price ($/sh)       Date
-----                                 ----------------------    --------------------   --------------------    ----------
     James M. Ciccarelli, CEO                38,000                     9.1%                   $1.17            8/23/2004
     James M. Ciccarelli, CEO                30,000                     7.2%                   $1.07           10/31/2004
     James M. Ciccarelli, CEO                 6,000                     1.4%                   $3.03            2/16/2005
     Mark W. Bennett, Executive
       Vice President                         5,000                     1.2%                   $1.06            8/23/2004

No options were exercised in our last fiscal year by any named executive officer.

401(k) Plan

On August 1, 1985, we established an Employees' Savings Plan (ESP) for all full-time employees who have at least ninety days of continuous service by August 1 of each plan year and who have attained the age of twenty-one. As amended, we may make matching contributions up to 50% of the participant's contribution (made via salary reduction arrangements) as described in the ESP. In addition, we may also make an annual contribution from our profits. We made no contribution to the ESP in 2000 or 1999.

Stock Option and Stock Appreciation Plans

In fiscal 1998, we adopted the 1997 Stock Option Plan (the "97 Plan"), pursuant to which options to purchase up to 150,000 shares of Common Stock may be granted to our employees and consultants. Additionally, the 97 Plan provided for the specific grant of 135,000 options to certain key employees and consultants. Of these options, 115,000 were granted at $1.30 per share and 20,000 were granted at $1.50 per share, representing the market values on the respective dates of grant. The options are fully vested and exercisable and will expire in August 2001 and February 2002, respectively. No other options have been granted under the 97 Plan.

In fiscal 1999, we adopted the 1998 Stock Option Plan (the "98 Plan"), pursuant to which options to purchase up to 1,000,000 shares of Common Stock may be granted to our employees and consultants. Options to purchase 729,460 shares have been granted at exercise prices ranging from $.97 to $4.00 per share. Of this amount, options to purchase 409,500 shares have been granted to our officers and directors. The exercise prices for all options have been based on the fair market value per share of the Common Stock on their respective dates of grant.



                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                               TO CHANGE OUR NAME

         You are asked to consider and approve an amendment to our Articles of Incorporation, as amended, to change our name from Communications World International, Inc. to Active Link Communications, Inc. We believe that the name change is desirable to better reflect the expansion of our business from sales of telephone systems to serving a variety of our customers' communications needs, including the linkage of voice and data communications. If the proposal is adopted, we will file an amendment to the Articles with the Secretary of State of the State of Colorado.

        THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO CHANGE OUR NAME.


                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

         You are asked to consider and approve an amendment to our Articles of Incorporation to increase the authorized Common Stock. There are currently authorized 25,000,000 shares of Common Stock, no par value, and 3,000,000 shares of Preferred stock, $1 par value, in various classes or series, with such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions as the Board of Directors may determine.

         The proposed amendment to the Articles would increase the number of shares of Common Stock which we are authorized to issue from 25,000,000 to 75,000,000. The number of authorized shares of Preferred Stock will not be changed by the proposed amendment. The full text of the proposed amendment is attached as Annex A, and you are urged to read this carefully. If the proposal is adopted, we will file an amendment to the Articles with the Secretary of State of the State of Colorado.

         We currently have 8,897,828 shares of common stock issued and outstanding. A total of 4,701,901 shares are currently reserved for issuance under outstanding options, warrants to purchase common stock and notes which may be converted into common stock. Future awards may be made under our existing 1998 Stock Incentive Plan and 1999 Non-Discretionary Stock Option Plan. In addition, we have recently entered into an agreement to acquire another company in our industry. We plan to issue $500,000 in convertible notes to investors in connection with financing for this acquisition. The notes will be convertible into 333,333 shares of our common stock. We plan to issue 1,750,000 shares of common stock and warrants to purchase 250,000 shares of common stock to the owners of the company to be acquired by us. Accordingly, before the proposed amendment we will have 15,933,062 shares issued or reserved for issuance, with 9,066,938 shares available for future issuances. If the proposed amendment is approved, there would be 59,066,938 shares available for future issuances.

Purpose and Effect of the Amendment

         Our Board believes that it is desirable to have additional authorized shares of common stock available for issuance for future acquisition and financing transactions, stock dividends or splits, exercises of options and warrants and other corporate purposes. Having such authorized shares available for issuance in the future would give us greater flexibility and allow shares of common stock to be issued without the expense and delay of a special shareholders meeting. The shares of common stock would be available for issuance without any further action by the shareholders unless such action is required by applicable law or the rules of any stock exchange on which our securities may be listed.

         The additional shares of common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Such additional shares would not (and the shares of common stock presently outstanding do not) entitle the holders thereof to preemptive rights.

         The authorization of the increase in our authorized number of shares of common stock is not being sought in response to any specific financing or acquisition as of the date of this Proxy Statement. As part of our business strategy, we are continuing to review various acquisition candidates; however, any arrangement we would make prior to the annual meeting would not be dependent upon an increase in the authorized number of shares of common stock. Although authorization is not being sought in response to any indication or proposal that we are a target for take-over activity, you should consider the fact that the increase in the authorized common stock, coupled with the power of the Board to authorize the issuance of the shares and ability of the Board to set the terms of the preferred stock, means that the Board could in the future act to cause the issuance of shares in a manner or on terms which might thwart or complicate efforts of a third party to attempt to gain control of us.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO INCREASE OUR AUTHORIZED COMMON STOCK.

                 PROPOSAL TO AMEND THE 1998 STOCK INCENTIVE PLAN

         You are asked to consider and approve an amendment to the 1998 Stock Incentive Plan to increase the number of shares available for Plan purposes from 1,000,000 shares to a total of 2,500,000 shares. The following is a summary of the Plan. Please refer to Annex B to this Proxy Statement for the full text of the Plan, as amended.

Purpose

         The purpose of the Plan is to promote the interests of the Company and its shareholders by:

         o        Attracting and retaining key employees;

         o Providing participants a significant stake in the performance of the Company;

         o Providing an opportunity for participants to increase their holdings of the common stock.

         The Plan would also permit the Board to grant stock options to individual directors, if the Board decides to do so.

Administration

         The Plan is administered by the option committee. The option committee consists of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board, each of whom shall be a director who is not employed by the Company. The option committee currently consists of the full Board. The option committee has the authority to select employees and consultants to receive awards, to determine the type of awards and the number of shares of common stock covered by awards, and to set the terms and conditions of awards. The option committee has the authority to establish rules for the administration of the Plan, and its determinations and interpretations are binding.

Eligible Participants

         o Any employee or officer (including executive officers) of the Company or any of its subsidiaries will be eligible for a stock option grant under the Plan if selected by the option committee. There are currently approximately 144 employees of the Company and its subsidiaries who would be eligible for option grants under the Plan.

         o Any consultant to the Company, including non-employee directors, will also be eligible to receive option grants under the Plan if authorized by the option committee.

Shares Authorized

         The number of shares of the common stock which may be issued upon exercise of options under the Plan is currently 1,000,000, of which options to purchase 756,547 shares are outstanding. Options granted to our officers during the fiscal year ended April 30, 2000 are as follows:

                      NUMBER OF SHARES       PERCENT OF TOTAL
                     UNDERLYING OPTIONS       OPTIONS GRANTED       EXERCISE PRICE         EXPIRATION
       NAME              GRANTED (#)           TO EMPLOYEES        PER SHARE ($/SH)           DATE
       ----          ------------------      ----------------      ----------------        ----------
Mark Bennett               5,000                     1%                      $1.06                 8/23/04

Lionel Brown              39,000                     6%              $ .97 - $2.75       8/23/04 - 2/16/05

Jim Ciccarelli            74,000                    11%              $1.07 - $3.03       8/23/04 - 2/16/05

David Welch               47,500                     7%              $ .97 - $2.75       8/23/04 - 2/16/05


         If the amendment is approved by the shareholders, the number of shares available for Plan purposes will be increased by 1,500,000 shares for a total of 2,500,000 shares.

Types Of Options

         The option committee may grant stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") or options that do not so qualify ("Non-ISOs").

         All options granted will be subject to the following:

         o The exercise price must be paid at the time the option is exercised in either cash or other shares of common stock.

         o The exercise price for ISO's cannot be less than the fair market value of the common stock on the grant date.

         o The option committee will determine the vesting schedule of options granted under the Plan and may also impose additional conditions on exercise, including performance goals.

         o Options will not be exercisable for at least one year after they are granted, and they cannot be exercised more than ten years after grant.

Federal Income Tax Consequences

         The following is a summary of the principal U.S. federal income tax consequences generally applicable to option grants under the Plan:

         o The grant of an option is not expected to result in any taxable income for the recipient.

         o The holder of an ISO generally will have no taxable income upon exercising the ISO if certain requirements are met (except that a liability may arise for alternative minimum tax) and we will not be entitled to a tax deduction when an ISO is exercised.

         o Upon exercise of a Non-ISO, the holder will recognize ordinary income equal to the difference between the fair market value of shares of common stock acquired and the exercise price. We will be entitled to a tax deduction for the same amount.

         o The tax consequences upon a sale of shares acquired in an exercise of an option will depend on how long the shares were held prior to sale, and upon whether such shares were acquired in the exercise of an ISO or a Non-ISO.

         o If shares acquired upon exercise of an ISO are held for at least one year after exercise and two years from the date that the ISO was granted, the holder will recognize long-term capital gain or loss in an amount equal to the difference between the option exercise price and the sale price of the shares. If the shares are not held for that period, gain on the sale of the shares may be treated as ordinary income.

         o Any gain realized upon the sale of shares acquired in the exercise of a Non-ISO for an amount greater than their fair market value on the date of exercise, will be capital gain and any loss will be capital loss. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired in the exercise of an option, except that we may be entitled to a tax deduction in the case of a sale of ISO shares before the holding periods described above have been satisfied.

Adjustments

         Certain corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc. may directly affect the number of outstanding shares and/or the value of the outstanding common stock. If such transactions occur, the option committee may adjust the number of shares which may be granted under the Plan, as well as the limits on individual option grants. The option committee may adjust the number of shares and the exercise price under outstanding options, and may make other adjustments which are thought appropriate to protect the value of the award to the recipient.

Transferability

         Options granted under the Plan may not be transferred except:

         o        By will or the laws of descent and distribution; or

         o Pursuant to a qualified domestic relations order or the Employee Retirement Income Security Act.

Amendments

         The Board may amend or terminate the Plan at any time. No amendment, however, may:

         o Increase the number of shares reserved for option grants without shareholder approval;

         o Impair the right of a holder under an option previously granted except to qualify under SEC rules, or

         o        Disqualify the plan from the exemption provided by SEC Rule
                  16b-3.

Term

         The Plan will continue until November 11, 2008, unless abandoned or terminated at an earlier time.

Vote Required

         The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the special meeting is required for approval of the amendment to the Plan.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN

         COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth the persons known to the Company to own beneficially more than five percent of the outstanding Common Stock on September 29, 2000 and information as of September 29, 2000 with respect to the ownership of equity by each director of the Company and by all officers and directors as a group.

Certain Beneficial Owners

    Name & Address of                                                            Shares Beneficially
    Beneficial Owner                              Title of Class                      Owned (1)             Percent
    ----------------                              --------------                      ---------             -------
  Samuel D. Addoms (2)                             Common Stock                          51,625               .6%
  1900 Fairfax Street
  Denver, Colorado  80220

  John Jenkins (2)                                 Common Stock                         106,567              1.20%
  5235 E. Princeton Avenue
  Englewood CO 80110

  Lionel Brown (3)                                 Common Stock                         763,000              7.69%
  7388 S. Revere Parkway, Suite 1000
  Englewood, Colorado 80112

  James M. Ciccarelli (3)                          Common Stock                       1,214,000             12.23%
  7388 S. Revere Parkway, Suite 1000
  Englewood, Colorado 80112

  Steven M. Bathgate (4)                           Common Stock                       1,112,032             11.21%
  5350 S. Roslyn, Suite 380
  Englewood, Colorado  80111

  Eugene C. McColley (4)                           Common Stock                         637,448              6.42%
  5350 S. Roslyn, Suite 380
  Englewood, Colorado  80111

  Officers and Directors as                        Common Stock                       2,266,692             22.84%
  a Group (5 persons)(2)(5)


(1) Beneficial ownership results in each case from the possession of sole or shared voting and investment power with respect to the shares.

(2) The number of shares set forth opposite the name of Samuel D. Addoms includes options to purchase 51,000 shares. The number of shares set forth opposite the name of John Jenkins includes options to purchase 10,000 shares; a warrant to purchase 27,000 shares; and 17,567 shares which underlie a convertible note in the principal amount of $25,000. The number of shares set forth opposite the officers and directors as a group includes the aforementioned options, warrant and convertible note to Messrs. Addoms and Jenkins

(3) The number of shares set forth opposite the name of James M. Ciccarelli includes options to purchase 184,000 shares. The number of shares set forth opposite the name of Lionel Brown includes options to purchase 118,000 shares.

(4) The shares set forth opposite the names of Steven M. Bathgate and Eugene C. McColley include warrants to purchase 239,865 and 193,865 shares, respectively. Also included are 66,667 shares and 33,333 shares which underlie convertible notes in the principal amounts of $100,000 and $50,000 payable to Mr. Bathgate and Mr. McColley, respectively. Messrs. Bathgate and McColley are principals of Bathgate McColley Capital Group, LLC.

(5) The number of shares set forth opposite the officers and directors as a group includes the aforementioned options to Messrs. Ciccarelli and Brown, as well as, options to purchase 121,500 shares for Mr. Welch.

                     COMPLIANCE WITH SECTION 16(a) REPORTING

         The rules of the Securities and Exchange Commission require that we disclose late filings of reports of stock ownership and changes in stock ownership by our directors and executive officers. To the best of our knowledge, all of the filings for our executive officers and directors were made on a timely basis during the fiscal 2000, except that Form 5's were filed four days late by the officers and directors reflecting option grants.


                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Any shareholder proposal to be presented at our annual meeting of shareholders to be held in the year 2001 must be received by us no later than June 11, 2001 for inclusion in the proxy statement and form of proxy relating to such meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal, the number of shares of common stock owned of record or beneficially and the date on which such shares were acquired. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply in all respects with the rules and regulations of the Securities and Exchange Commission.



                              INDEPENDENT AUDITOR

         The Board of Directors appointed Hein + Associates LLP as independent auditors of the Company and its subsidiaries for fiscal 2000. A representative of Hein + Associates LLP is expected to attend the annual meeting and will have the opportunity to make a statement if desired and to be available to respond to appropriate questions.


                                  OTHER MATTERS

         The Board knows of no business which will be presented at the annual meeting other than that described above. If any matters other than those referred to above should properly come before the annual meeting, the proxy holders intend to vote such proxies in accordance with their best judgment.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended April 30, 2000 (without exhibits) as filed with the Securities and Exchange Commission which includes audited financial statements is being mailed with this proxy statement to shareholders of record as of the Record Date. The audited financial statements are incorporated in this document by reference.

                                        By Order of the Board of Directors



October 6, 2000                         David E. Welch
                                        Vice President - Chief Financial Officer and Secretary

                                                                         ANNEX A


                               PROPOSED AMENDMENT
                                       TO
                   COMMUNICATIONS WORLD INTERNATIONAL, INC.'S
                            ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK


         The first paragraph of Article Four of the Articles of Incorporation of Communications World International, Inc. is proposed to be amended in its entirety to read as follows:

         Article Four. The aggregate number of shares which the Corporation shall have authority to issue is 78,000,000 shares, of which 75,000,000 shall be no par value common shares, and 3,000,000 shall be preferred shares, each having a par value of $1.00. All shares shall be fully paid and non-assessable for any purpose.

                                                                         ANNEX B

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.

                            1998 STOCK INCENTIVE PLAN
                       ADOPTED ORIGINALLY IN NOVEMBER 1998
                          AND AS PROPOSED TO BE AMENDED

         This 1998 Stock Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Communications World International, Inc. and related companies.

         1.       Definitions.

                  The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

                  Board: The Board of Directors of Communications World International, Inc.

                  Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,
(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

                  Code: The Internal Revenue Code of 1986, as amended.

                  Common Stock: The no par value Common Stock of Communications World International, Inc.

                  Company: Communications World International, Inc., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

                  Consultant: A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and may include members of the Board.

                  Continuous Status as an Employee or Consultant: The employment by, or relationship as a Consultant with, the Company or any Related Company is not interrupted or terminated. The

Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

                  Date of Grant: The date on which an Option is granted under the Plan.

                  Employee: An Employee is an employee of the Company or any Related Company.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Exercise Price: The price per share of Common Stock payable upon exercise of an Option.

                  Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be reasonably determined by the Option Committee; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through The Nasdaq Stock Market, Inc., or a stock exchange, or if no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Option Committee after such consultation with outside legal, accounting and other experts as the Board or the Option Committee may deem advisable, and the Board or the Option Committee shall maintain a written record of its method of determining such value.

                  Incentive Stock Options ("ISOs"): "Incentive Stock Options" as that term is defined in Section 422 of the Code.

                  Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

                  Offeree: An Employee or Consultant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

                  Option: The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

                  Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

                  Option Committee: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board who are not employees of the Company or a Related Company.

                  Option Shares: The shares of Common Stock underlying an Option granted to an Employee or Consultant.

                  Optionee: An Employee or Consultant who has been granted an Option.

                  Participant: An Employee or Consultant who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

                  Purchase Price: The Purchase Price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

                  Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

                  Restricted Stock: The shares of Common Stock issued pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

                  Right to Purchase: A right to purchase Restricted Stock granted to an Offeree pursuant to Section 15 hereof.

                  Rule 16b-3: Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act.

         2. Purpose and Scope.

                  (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

                  (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

         3. Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

                  In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and Offerees, shall determine
(i) the number of shares of Common Stock to be subject to each Option and Right to Purchase, (ii) the time at which each Option or Right to Purchase is to be granted, (iii) whether an Option or Right to Purchase shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the Exercise Price for the Option Shares, (v) the Purchase Price of Restricted Stock, (vi) the option period, and (vii) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option and Right to Purchase as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock Purchase Agreement to evidence each Right to Purchase.

                  The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

                  All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

         4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options and Rights to Purchase with respect to, a total number, not in excess of 2,500,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 16 shall be substituted for the 2,500,000 shares or into which such 2,500,000 shares shall be adjusted. All or any unsold shares subject to an Option or Right to Purchase that for any reason expires or otherwise terminates may again be made subject to Options or Rights to Purchase under the Plan. No person may be granted Options or Rights to Purchase under this Plan covering in excess of an aggregate of 500,000 Option Shares and shares of Restricted Stock in any calendar year, subject to adjustments in connection with
Section 16.

         5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Rights to Purchase under the Plan.

         6. Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant, or the date on which the Optionee is hired or promoted (or similar event), if the Date of Grant occurs not more than 90 days after the date of such hiring, promotion or other event.

         7. Duration and Exercise of Options.

                  (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. Except as otherwise provided herein or as determined by the Option Committee, no Option shall be exercised for the period of one year following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

                  (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

                  (c) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

                  (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

                  (e) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the Exercise Price for the Option Shares purchased is at least $2,000.

                  (f) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

         8. Payment for Option Shares. If the Exercise Price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option or Right to Purchase granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or position as a Consultant, at any time.

         10. Nontransferability of Option. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

         11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in
Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

         12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

         13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under
Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

         14. Ten Percent Shareholder Rule. With respect to ISO's, no Option may be granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.

         15. Rights to Purchase

                  15.1 Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Option Committee, shares of Common Stock subject to such terms, restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

                  15.2 Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten days (or such longer or shorter period as the Option Committee may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 15.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Option Committee shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

                  15.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Option Committee, by (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

                  15.4 Rights as a Shareholder. Upon complying with the provisions of Section 15.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Option Committee shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

                  15.5 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Option Committee. In the event a Participant's Continuous Service as an Employee or Consultant terminates for any reason, the Stock Purchase Agreement may provide, in the discretion of the Option Committee, that the Company shall have the right, exercisable at the discretion of the Option Committee , to repurchase (a) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (b) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

                  15.6 Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

                  15.7 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Option Committee, to repayment of such note.

                  15.8 Non-Assignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Option Committee.

         16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options and Rights to Purchase as provided in the respective Option Agreements and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

         17. Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective November 12, 1998. The Plan shall terminate at midnight on November 11, 2008, except as to Options previously granted and outstanding under the Plan at that time. No Options or Rights to Purchase shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Rights to Purchase then outstanding under the Plan.

         18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or Right to Purchase including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock to be issued upon the exercise of any Option.

         19. Change in Control.

                  In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Option or Right to Purchase is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Rights to Purchase and Restricted Stock and (b) with respect to Options and Rights to Purchase, the Option Committee in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (i) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (ii) adjust the terms of the Options and Rights to Purchase in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (iv) make such other provision as the Committee may consider equitable. If the Option Committee does not take any of the foregoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Option Committee shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen days prior to the anticipated effective date of the proposed transaction.

         20. Amendment.

                  (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the right of a Participant under an outstanding Option Agreement or Stock Purchase Agreement, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement

                  (b) The Committee may amend the terms of any Option or Right to Purchase theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

                  (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options and Rights to Purchase which qualify for beneficial treatment under such rules without shareholder approval.

         21. Other Provisions.

                  (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

                  (b) Any expenses of administering the Plan shall be borne by the Company.

                  (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

                  (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.


                                 * * * * * * * *

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                            7388 SOUTH REVERE PARKWAY
                            ENGLEWOOD, COLORADO 80112
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoint James M. Ciccarelli and Lionel Brown, or either of them, as Proxies or __________________________ (shareholder may strike the Proxy Committee designated by management and insert the name and address of another person(s)) with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Communications World International, Inc. to be held AT 2:30 P.M. ON NOVEMBER 8, 2000 AT 7388 SOUTH REVERE PARKWAY, ENGLEWOOD, COLORADO, or any adjournment thereof, on the following matters:

1.       ELECTION OF DIRECTORS

         Nominees: Samuel D. Addoms, Lionel Brown, James M. Ciccarelli and
                   John Jenkins

         FOR all nominees                    WITHHELD for all nominees
                           -------                                      -------

         FOR, except for the following nominee(s):
                                                  -----------------------------

2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM COMMUNICATIONS WORLD INTERNATIONAL, INC. TO ACTIVE LINK COMMUNICATIONS, INC.

                         For                 Against                  Abstain
               ---------           ---------                ---------


3. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 75,000,000.

                         For                 Against                  Abstain
               ---------           ---------                ---------

4. APPROVAL OF AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR PLAN PURPOSES BY 1,500,000 SHARES FOR A TOTAL OF 2,500,000 SHARES

                         For                 Against                  Abstain
               ---------           ---------                ---------

         In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         Unless contrary instructions are given, the shares represented by this Proxy will be voted for the election of all nominees for directors and for all of the proposals.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

         Please sign exactly as shown on your stock certificate and on the envelope in which this Proxy was mailed. When signing as Partner, Officer, Trustee, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.

                                     Signature(s):
                                                  -----------------------------

                                     Signature(s):
                                                  -----------------------------

                                     Date:
                                          -------------------------------------




                                      -2-